Exhibit 10.1
SECOND AMENDMENT TO
FIRST AMENDED AND RESTATED INVESTORS AGREEMENT
     This Second Amendment, dated as of November 26, 2007 (this “Amendment”), to the First Amended and Restated Investors Agreement, dated February 10, 2005, as amended by the First Amendment dated May 17, 2005 (the “Investors Agreement”), is by and among Cardtronics, Inc., a Delaware corporation (the “Company”), and the Securityholders listed on the signature pages hereto, which Securityholders collectively hold of record at least 80% of the outstanding shares of common stock of the Company determined in accordance with Section 6.4 of the Investors Agreement and a majority of the shares of common stock held by persons entitled to vote pursuant to Section 6.14 of the Investors Agreement (the “Consenting Holders”).
RECITALS
     WHEREAS, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1 (File No. 333-145929), as amended (the “Registration Statement”), relating to the initial public offering of the Company’s common stock (the “Proposed IPO”); and
     WHEREAS, Proposed IPO will qualify as an “Underwritten Public Offering” as such term is defined in the Investors Agreement; and
     WHEREAS, upon the closing of the Proposed IPO the Company and the Securityholders desire the composition and governance of the Board of Directors to be determined by the Company’s certificate of incorporation and bylaws, in each case as amended and in effect at such time and thereafter; and
     WHEREAS, the Investors Agreement contains certain provisions in Article 2 governing the composition of the Board of Directors, and the Company and the Consenting Holders wish to amend the Investors Agreement to provide that such provisions do not survive an Underwritten Public Offering.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
     1. Section 6.11 of the Investors Agreement is hereby amended and restated in its entirety to read as follows:
6.11 Termination. A Person that ceases to own any Securities shall cease to be a party to this Agreement and shall have no further rights under this Agreement; provided, such Person shall remain liable for any breach by such Person of the terms of this Agreement that occurred prior to such Person ceasing to be a holder of Securities; and provided further, that such Person shall continue to have the rights under Sections 6.1 through 6.10
Second Amendment to First Amended and Restated Investors Agreement

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and 6.17 until this Agreement is terminated in its entirety. Notwithstanding the fact that a Securityholder ceases to own Securities, such Securityholder shall remain bound by the terms of Section 6.12. Other than the provisions contained in Article 1, Section 5.1, Sections 6.1 through 6.10 and Section 6.17 (which shall continue to survive), the terms and provisions of this Agreement shall terminate upon the closing of an Underwritten Public Offering.
     2. Section 6.4 of the Investors Agreement is hereby amended and restated in its entirety to read as follows:
6.4 Amendment; Waiver. Except as provided in the remaining sentences of this Section 6.4, this Agreement may not be terminated and no provision of this Agreement may be terminated, amended or otherwise modified except by an instrument in writing executed by the Company (with approval of the Board) and the approval of holders of at least 80% of the outstanding shares of Common Stock held of record by the Securityholders taking into account the consent methodology set forth in Section 6.14. Notwithstanding the foregoing, any amendment, modification or termination of any provision of this Agreement that, based on the subject matter of the items affected by any such amendment or modification, would affect any Securityholder in a manner adversely and disproportionately to the manner in which a similarly situated Securityholder is affected thereby may be effected only with the consent of such disproportionately and adversely affected Securityholders holding a majority of the shares of Common Stock held thereby.
     3. The effectiveness of this Amendment is subject to the SEC declaring the Registration Statement effective and the execution of the underwriting agreement for the Proposed IPO by all parties thereto.
     4. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Except as amended by this Amendment, the Investors Agreement shall remain in full force and effect and is hereby ratified by the parties hereto.
Second Amendment to First Amended and Restated Investors Agreement

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     IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

CARDTRONICS, INC.
By:	/s/ J. Chris Brewster
J. Chris Brewster
Chief Financial Officer

Second Amendment to First Amended and Restated Investors Agreement

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

Securityholders:

CAPSTREET II, L.P.

By:	CapStreet GP II, L.P., its general partner

	By:	The CapStreet Group, LLC, its general partner

		By:	/s/ Katherine L. Kohlmeyer
Katherine L. Kohlmeyer,
Chief Financial Officer

CAPSTREET PARALLEL II, L.P.

By:	The CapStreet Group, LLC, its general partner

	By:	/s/ Katherine L. Kohlmeyer
Katherine L. Kohlmeyer
Chief Financial Officer
Second Amendment to First Amended and Restated Investors Agreement

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

TA IX L.P.
By:	TA Associates IX LLC, its General Partner
By:	TA Associates, Inc., its General Partner

By:	/s/ Michael A.R. Wilson
Name: Michael A.R. Wilson
Its: Managing Director

TA/ATLANTIC AND PACIFIC IV L.P.
By:	TA Associates AP IV L.P., its General Partner
By:	TA Associates, Inc., its General Partner

By:	/s/ Michael A.R. Wilson

Name: Michael A.R. Wilson
Its: Managing Director

TA/ATLANTIC AND PACIFIC V L.P.
By:	TA Associates AP V L.P., its General Partner
By:	TA Associates, Inc., its General Partner

By:	/s/ Michael A.R. Wilson

Name: Michael A.R. Wilson
Its: Managing Director
Second Amendment to First Amended and Restated Investors Agreement

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

TA STRATEGIC PARTNERS FUND A L.P. By: TA Associates SPF L.P., its General Partner By: TA Associates, Inc., its General Partner
By:	/s/ Michael A.R. Wilson
	Name:	Michael A.R. Wilson
Its: Managing Director

TA STRATEGIC PARTNERS FUND B L.P. By: TA Associates SPF L.P., its General Partner By: TA Associates, Inc., its General Partner
By:	/s/ Michael A.R. Wilson
	Name:	Michael A.R. Wilson
Its: Managing Director

TA INVESTORS II, L.P. By: TA Associates, Inc., its General Partner
By:	/s/ Michael A.R. Wilson
	Name:	Michael A.R. Wilson
Its: Managing Director

Second Amendment to First Amended and Restated Investors Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Ralph H. Clinard

Ralph H. Clinard, individually and in his capacity as co-trustee of the Clinard Family Trust for the benefit of Kristi Labis, the Clinard Family Trust for the benefit of Korrine Levine, the Clinard Family Trust for the benefit of Andrea Bishop, and the Clinard Family Trust for the benefit of Michael Clinard

/s/ Laura Clinard

Laura Clinard, individually and in her capacity as co-trustee of the Ralph Clinard Family Trust

/s/ Michael H. Clinard

Michael H. Clinard, individually and in his capacity as co-trustee of the Clinard Family Trust for the benefit of Kristi Labis, the Clinard Family Trust for the benefit of Korrine Levine, the Clinard Family Trust for the benefit of Andrea Bishop, the Clinard Family Trust for the benefit of Michael Clinard, and the Ralph Clinard Family Trust

/s/ Jack M. Antonini

Jack M. Antonini
Second Amendment to First Amended and Restated Investors Agreement